UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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PHOENIX INDIA ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PHOENIX INDIA ACQUISITION CORP.
590 Madison Avenue
6th Floor
New York, New York, 10022

TO THE STOCKHOLDERS OF PHOENIX INDIA ACQUISITION CORP.:

You are cordially invited to attend a special meeting of stockholders of Phoenix India Acquisition Corp. (the “Company”). At the meeting, you will be asked to consider a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to remove the provisions relating to the Company’s structure as a special purpose acquisition corporation, including the provision requiring the dissolution and liquidation of the Company.

While we have entered into a definitive agreement to purchase a controlling interest in Citius Power Limited, as described in the accompanying proxy statement, we have concluded that there is insufficient time available for us to obtain the requisite stockholder approval of the transaction prior to the date required by our Certificate of Incorporation and the trust agreement governing the trust account we established with the proceeds of our initial public offering (“IPO”). Accordingly, the trustee for our IPO trust account will return the amount remaining in that account to the holders of the shares issued in the IPO. We estimate that the per share value of the IPO trust account will be approximately $8.02, subject to finalization of taxes, at the time of the special meeting. The closing price of our common stock on March 5, 2008 was $7.89.

The provisions of Article SIXTH of our Certificate of Incorporation govern our conduct as a special purpose acquisition corporation and require us to, among other things, take action to dissolve and liquidate the Company in the event we have not completed an acquisition by April 5, 2008. We believe that it is in the best interests of the Company to continue the existence of the Company after the distribution of the funds in the IPO trust account to permit us to complete the acquisition of Citius Power Limited. We intend to obtain the funds for that acquisition through a private placement transaction.

Accordingly, our Board of Directors has approved an amendment to remove Article SIXTH from our Certificate of Incorporation (the “Amendment”). If the proposal is approved, the stockholders of the Company will not have the right to receive a liquidating distribution of any net assets of the Company outside of the IPO trust account. However, there are no net assets outside of the IPO trust account available for distribution to stockholders.

We are not asking you to pass on any proposed acquisition. If the Amendment is approved, you will not have the right to approve any acquisition unless required under the Delaware General Corporation Law.

After careful consideration of all relevant factors, our Board of Directors has determined that the Amendment is in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” it.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the Amendment and the meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

Sincerely,
Raju Panjwani
Chairman

Your vote is important. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

PHOENIX INDIA ACQUISITION CORP.
590 Madison Avenue
6th Floor
New York, New York, 10022
(212) 734-4600

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 8, 2008

TO THE STOCKHOLDERS OF PHOENIX INDIA ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Phoenix India Acquisition Corp. (the “Company”), a Delaware corporation, will be held 10 a.m. Eastern Standard Time, on April 8, 2008, at the offices of the Company at 590 Madison Avenue, 6th Floor, New York, NY 10022 for the sole purpose of considering and voting upon a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to remove Article SIXTH and to redesignate Articles SEVENTH, EIGHTH and NINTH as Articles SIXTH, SEVENTH and EIGHTH respectively (the “Amendment”).

Under Delaware law and our by-laws, no other business may be transacted at the meeting.

The Board of Directors has fixed the close of business on March 10, 2008 as the date for determining the stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Amendment.

Our board of directors recommends that you vote “FOR” approval of the Amendment.

Dated: March 21, 2008

By Order of the Board of Directors,

Raju Panjwani
Chairman

PHOENIX INDIA ACQUISITION CORP.
590 Madison Avenue
6th Floor
New York, New York, 10022
(212) 734-4600

A special meeting of stockholders of Phoenix India Acquisition Corp., a Delaware corporation (the “Company”), will be held at 10 a.m. Eastern Standard Time, on April 8, 2008, at the offices of the Company at 590 Madison Avenue, 6th Floor, New York, NY 10022, for the sole purpose of considering and voting upon a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to remove Article SIXTH and to redesignate Articles SEVENTH, EIGHTH, and NINTH as Articles SIXTH, SEVENTH, and EIGHTH, respectively (the “Amendment”).

Under Delaware law and our by-laws, no other business may be transacted at the meeting.

This proxy statement contains important information about the meeting and the proposal. Please read it carefully and vote your shares.

The record date for the special meeting is March 10, 2008. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 8,966,796 shares of the Company’s common stock outstanding, each of which is entitled to one vote per proposal at the special meeting. The Company’s warrants do not have voting rights.

This proxy statement is dated March 21, 2008 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. Please read this entire proxy statement.

What is being voted on?	You are being asked to vote on a proposal to amend our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to remove the provisions of Article SIXTH which govern our conduct as a special purpose acquisition corporation and to redesignate the following Articles as Articles SIXTH, SEVENTH and EIGHTH (the “Amendment”).
Under Delaware law and our by-laws, no other business may be transacted at the meeting.
Why are you proposing to amend the Certificate of Incorporation?	We were organized as a special purpose acquisition corporation to operate businesses in the information technology, information technology enabled services or information technology enabled product industries in India. Article SIXTH of our Certificate of Incorporation required us to complete that acquisition by April 5, 2008. While we have entered into an agreement to acquire a controlling interest in Citius Power Limited (“Citius”), we do not expect to be able to complete the acquisition by April 5, 2008, the deadline contained in Article SIXTH of our Certificate of Incorporation. If the Amendment is not approved, we will be required to dissolve and liquidate. We believe it is in the best interests of the Company and its stockholders to continue the existence of the Company to permit it to pursue the Citius transaction.
The trustee under the trust account we established with the proceeds of our initial public offering (“IPO”) will distribute the proceeds in that account to our stockholders who purchased shares in the IPO (the “Public Stockholders” and the shares purchased by them the “Public Shares”). If the amendment is not approved, the stockholders would have the right to the distribution of any remaining net assets of the Company. However, there are no other assets of the Company available for distribution to stockholders. We believe that it is in the best interests of the Company to continue the existence of the Company after the distribution of the funds in the IPO trust account to permit us to pursue the acquisition of Citius. We intend to obtain the funds for that acquisition through a private placement transaction.
We are not asking you to pass on any proposed acquisition. If the Amendment is approved, you will not have the right to approve any acquisition unless required under the Delaware General Corporation Law.
Does the amendment have any affect on my right to receive a distribution of the funds from the IPO trust account?	No. A distribution to stockholders will be made from the IPO trust to you regardless of how you vote and regardless of whether the Amendment is adopted.

How do the Company’s insiders intend to vote their shares?	All Company insiders who purchased shares prior to the Company’s IPO (“Private Shares”), holding an aggregate of 1,887,109 of the outstanding shares, constituting approximately 21.05% of the Company’s issued and outstanding common stock, have indicated that they intend to vote all their Private Shares (including shares acquired after the IPO) in favor of the Amendment.
What vote is required to adopt the Amendment?	Article SIXTH requires the affirmative vote of 95% of the shares issued in the IPO and the contemporaneous private placement which are cast at the meeting to approve any amendment to Article SIXTH prior to April 5, 2008. However, on the date of the special meeting, only an affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock is required to approve an amendment to Article SIXTH.
Why should I vote for the Amendment?	If approved, the Amendment would provide you with the right to hold a continuing interest in a Company that intends to make an acquisition, such as the transaction with Citius. It does not affect your right to receive your pro rata share of the funds held in the IPO trust account.
While eliminating the requirements of Article SIXTH of our Certificate of Incorporation was not contemplated by the Company’s IPO prospectus, we believe our stockholders will benefit from the Amendment.
Since our IPO prospectus said that neither the Company nor its Board of Directors will propose or seek stockholder approval to amend the requirements to distribute the amount in the IPO trust account and any remaining net assets if we do not complete an acquisition within the time period required, what are my legal rights?	You should be aware that because we stated in the IPO prospectus that we would not propose or seek stockholder approval to amend the requirements to distribute the amount in the IPO trust account and the remaining net assets of the Company if we did not complete an acquisition within the required time period, you may have securities law claims against the Company for rescission (under which a successful claimant would have the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of the security). In general, a claim for rescission must be made by a person who purchased shares pursuant to a defective prospectus or other representation, and within the applicable statute of limitations period, which, for claims made under federal law (Section 12 of the Securities Act) and most state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence.

Even if you do not pursue such claims, others may. The Company cannot predict whether stockholders will bring such claims, how many might bring them or the extent to which they might be successful. If such claims are made, it would impair our ability to complete the Citius transaction or any other transaction.
Aside from possible securities law claims against the Company, you should also be aware that if the Amendment is approved, the Company will incur substantial additional expenses in seeking to complete the Citius or any other acquisition, in addition to expenses incurred in proposing the Amendment. We will not be able to consummate the acquisition of Citius without receiving additional funds. We intend to raise the required capital through a private placement.
You should read the proxy statement carefully for more information concerning these possibilities and other consequences of adopting the Amendment.
What if I don’t want to vote for the Amendment?	If you do not want the Amendment to be approved, you must abstain, not vote, or vote against it.
What happens if the Amendment is not approved?	If the Amendment is not approved, the Company will be liquidated. In that event, there are no net assets outside of the IPO trust account available for distribution to stockholders
If the Amendment is approved, what happens next?	The Company will seek to complete the Citius acquisition and to raise the capital required for that purpose.
We will not be able to consummate the acquisition without receiving additional funds and/or reaching agreements with our professional service providers to defer their fees and expenses (in addition to those fees and expenses that are included in accrued expenses). We expect these expenses would ultimately be borne by the Company if the proposed Citius acquisition is completed.
We are not asking you to pass on the proposed acquisition. You have the ability to vote in favor of the Amendment. If the Amendment is approved, you will not have the right to vote on any proposed acquisition unless otherwise required under the Delaware General Corporation Law.
If I am not going to attend the special meeting in person, should I return my proxy card instead?	Yes. After carefully reading and considering the information in this document, please fill out and sign your proxy card. Then return it in the enclosed envelope as soon as possible, so that your shares may be represented at the special meeting. You may also use internet voting, as outlined on your proxy card.
What will happen if I abstain from voting or fail to vote?	Abstaining or failing to vote will have the same effect as a vote against the Amendment.
How do I change my vote?	Deliver a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to Phoenix India Acquisition Corp. located at 590 Madison Avenue, 6th Floor, New York, NY 10022 Attn: Secretary.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
Who can help answer my questions?	If you have questions, you may write or call Phoenix India Acquisition Corp., 590 Madison Avenue, 6th Floor, New York, NY 10022. The phone number is (212) 734-4600.

SUMMARY

This section summarizes information related to the proposal to be voted on at the special meeting. These matters are described in greater detail elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which it refers you. See “Where You Can Find More Information.”

Your Company

Phoenix India Acquisition Corp. (the “Company”) is a “blank check” Delaware corporation formed for the purpose of acquiring one or more unidentified operating businesses in the information technology, information technology enabled services or information technology enabled product industries, including companies in the knowledge process outsourcing, or KPO, and business process outsourcing, or BPO, sectors in India. On April 5, 2006, the Company consummated an IPO and private placement from which $54,913,370 of net proceeds was placed in the IPO trust account.

The provisions of Article SIXTH of our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) govern our conduct as a special purpose acquisition corporation and require us to, among other things, take action to dissolve and liquidate the Company in the event we have not completed an acquisition by April 5, 2008. While we have entered into a definitive agreement to purchase a controlling interest in Citius Power Limited (“Citius”), as described in greater detail below under “The Proposed Acquisition,” we have concluded that there is insufficient time available for us to obtain the requisite stockholder approval of the transaction prior to the date required by our Certificate of Incorporation and the trust agreement governing the trust account we established with the proceeds of our initial public offering (“IPO”).

We believe that it is in the best interests of the Company to continue the existence of the Company to permit us to complete the acquisition of Citius, which we intend to fund through a private placement transaction. Accordingly, our Board of Directors has approved an amendment to remove Article SIXTH from our Certificate of Incorporation (the “Amendment”), which includes provisions which require us to obtain stockholder approval in connection with any business combination, and to dissolve and liquidate the Company in the event that a business combination is not consummated by April 5, 2008.

The Amendment

The Company is proposing to amend its Certificate of Incorporation to:

•	eliminate Article SIXTH, which (i) requires the Company to obtain prior stockholder approval of any acquisition by the Company, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction of an operating business (a “Business Combination”), (ii) sets forth stockholder procedure for approving or dissenting from any Business Combination, and (iii) requires the Company to dissolve and liquidate if a Business Combination is not consummated within 18 months following the Company’s IPO (or 24 months from such date if the Company has executed a letter or intent with respect to a potential Business Combination); and
•	redesignate Articles SEVENTH, EIGHTH, and NINTH as Articles SIXTH, SEVENTH and EIGHTH respectively.

At the time the Amendment becomes effective, and following the distribution of the IPO trust account funds, the Company will terminate the IPO trust agreement.

The Special Meeting

Date, Time and Place.  The special meeting of the Company’s stockholders will be held at 10:00 a.m., Eastern Standard Time, on April 8, 2008, at the offices of the Company at 590 Madison Avenue, 6th Floor, New York, NY 10022.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on March 10, 2008, the record date for the special meeting. You will have one vote per proposal for each Company share you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required.  In accordance with Public Stockholders’ rights under the Company’s Certificate of Incorporation, Article SIXTH requires the affirmative vote of 95% of the shares issued in the IPO and the contemporaneous private placement which are cast at the meeting to approve any amendment to Article SIXTH prior to April 5, 2008. However, on the date of the special meeting, only an affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock is required to approve an amendment to Article SIXTH. Under Delaware law and the Company’s by-laws, no other business may be transacted at the special meeting.

At the close of business on March 10, 2008, there were 8,966,790 shares of Company common stock outstanding (including the 1,887,109 Private Shares held by stockholders prior to the Company’s IPO), each of which entitles its holder to cast one vote per proposal. The holders of the Private Shares have agreed to vote those shares to approve the Amendment.

If you do not want the Amendment to be approved, you must abstain, not vote, or vote against it. If the Amendment is approved, you will be entitled to receive your pro rata share of funds from the IPO trust account proceeds regardless of your vote. As explained in “THE SPECIAL MEETING — Possible Claims Against The Company,” below, the Amendment may result in claims against the Company.

Proxies; Board Solicitation.  Your proxy is being solicited by the Company’s Board of Directors on the proposal to approve the Amendment being presented to stockholders at the special meeting. Proxies may be solicited in person or by mail. If you grant a proxy, you may still vote your shares in person, if you revoke your proxy before the special meeting.

If the Amendment Is Approved

If the Amendment is approved, the trustee for our IPO trust account will return the amount remaining in that account to the holders of the shares issued in the IPO. We estimate that the per share value of the IPO trust account will be approximately $8.02, subject to finalization of taxes, at the time of the special meeting. The closing price of our common stock on March 5, 2008 was $7.89. However, if the amendment is approved, the stockholders of the Company will not receive a liquidating distribution of the net assets of the Company outside of the IPO trust account.

The Amendment will result in the Company’s incurring additional transaction expenses, and, as noted in “THE SPECIAL MEETING — Possible Claims Against The Company,” below, may also result in securities law and other claims being made against the Company.

If the Amendment Is Not Approved

If the Amendment is not approved, the trustee of our IPO trust account will return the amount remaining in that account to the holders of the shares issued in the IPO and the Company is required by its Certificate of Incorporation to take all actions necessary to liquidate and dissolve as soon as reasonably practicable. There are no assets of the Company outside of the IPO trust account available for distribution to stockholders.

We are not asking you to pass on any proposed acquisition. You are being asked to vote solely with respect to approving the Amendment.

The mailing address of the Company’s principal executive office is 590 Madison Avenue, 6th Floor, New York, NY 10022, and its telephone number is (212) 734-4600.

Stock Ownership

As of March 10, 2008, 8,966,796 shares of the Company’s common stock were outstanding. The Company’s stockholders prior to its IPO, and their affiliates, beneficially own and are entitled to vote 1,887,109 shares of the Company’s common stock, constituting approximately 21.05% of the Company’s issued and outstanding common stock. See “Beneficial Ownership of Securities” below for a listing of the beneficial owners of more than 5% of any class of the Company’s voting securities, based upon filings made with the Securities and Exchange Commission.

The Company’s Recommendation; Interests of the Company’s Management and Others

After careful consideration of all relevant factors, the Company’s Board of Directors has determined that the Amendment is fair to, and in the best interests of, the Company and its stockholders. The Board of Directors has approved and declared advisable the proposal to approve it, and recommends that you vote or direct that your vote be cast “FOR” such adoption. The Board did not obtain a fairness opinion.

When you consider the Board’s recommendation, you should keep in mind that the Company’s directors and officers who are all pre-IPO stockholders have interests in the continued operation of the Company and the proposed acquisition of Citius that are different from, or in addition to, yours. These differing interests are discussed below.

THE SPECIAL MEETING

The Company is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Board of Directors for use at the special meeting in connection with the proposed Amendment. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place.  We will hold the special meeting at 10:00 a.m., Eastern Standard Time, on April 8, 2008, at the offices of the Company at 590 Madison Avenue, 6th Floor, New York, NY 10022 to vote on the proposal to approve the Amendment.

Purpose.  At the special meeting, holders of the Company’s common stock will be asked to approve the Amendment.

The Company’s Board of Directors has determined that the Amendment is fair to and in the best interests of the Company and its stockholders, approved and declared it advisable, and recommends that the Company stockholders vote “FOR” the proposal of the Amendment.

Because of the business combination provisions of the Company’s Certificate of Incorporation, if the Amendment is not approved, the Company will dissolve and liquidate. The special meeting has been called only to consider approval of the Amendment. Under Delaware law and the Company’s by-laws, no other business may be transacted at the special meeting. We are not asking you to pass on any potential acquisition of a controlling interest in Citius. If the Amendment is approved, you will not have the right to approve any acquisition unless required by the Delaware General Corporation Law.

Record Date; Who Is Entitled to Vote.  The “record date” for the special meeting is March 10, 2008. Record holders of the Company common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 8,966,796 outstanding shares of Company common stock. Each common share is entitled to one vote per proposal at the special meeting. The Company’s warrants do not have voting rights.

Vote Required.  As described elsewhere in this proxy statement, Article SIXTH of the Certificate of Incorporation requires the affirmative vote of 95% of the shares issued in the IPO and the contemporaneous private placement which are cast at the meeting to approve any amendment to Article SIXTH prior to April 5, 2008. However, on the date of the special meeting, only an affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock is required to approve an amendment to Article SIXTH. Abstaining from voting or not voting, either in person or by proxy or by voting instruction, will have the same effect as a vote against the Amendment.

Voting Your Shares.  Each share of common stock that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

There are three ways to vote your shares at the special meeting:

•	By signing and returning the enclosed proxy card. If you vote by proxy card, your “proxies,” whose names are listed on the proxy card, will vote your shares as you instruct on the card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Company’s Board of Directors “for” approval of the Amendment.
•	You can vote on the internet. Registered stockholders (those who hold shares directly rather than through a bank or broker) can simplify their voting by voting via the internet at www.voteproxy.com. Internet voting information is provided on the Proxy Card. Use of a Control Number is designed to verify stockholders' identities and allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded. The Control Number is identified and located on the Proxy Card. If a stockholder holds shares through a bank or broker, the stockholder will receive separate instructions on the form received from the bank or broker. Although most banks and brokers now offer Internet voting, availability and specific processes will depend on their voting arrangements.

•	You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Questions About Voting.  If you have any questions about how to vote or direct a vote in respect of your Company common stock, you may call Shekhar Wadekar at (781) 249-6254. You may also want to consult your financial and other advisors about the vote.

Revoking Your Proxy and Changing Your Vote.  If you give a proxy, you may revoke it or change your voting instructions at any time before it is exercised by:

•	Delivering another proxy card with a later date;
•	Notifying the Company, located at 590 Madison Avenue, 6th Floor, New York, NY 10022, Attention: Secretary, in writing before the special meeting that you have revoked your proxy; or
•	Attending the special meeting, revoking your proxy and voting in person.

If your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Broker Non-Votes.  If your broker holds your shares in its name and you do not give the broker voting instructions, the National Association of Securities Dealers, Inc. (NASD) rules prohibit your broker from voting your shares on the Amendment. This is known as a “broker non-vote.” Abstentions or broker non-votes will have the same effect as a vote against the Amendment.

Solicitation Costs.  The Company is soliciting proxies on behalf of the Company’s Board of Directors. This solicitation is being made by mail but also may be made in person. The Company and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail. These persons will not be paid for doing this.

The Company has not hired a firm to assist in the proxy solicitation process but may do so if it deems this assistance necessary. The Company will pay all fees and expenses related to the retention of any proxy solicitation firm. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. The Company will reimburse them for their reasonable expenses.

Stock Ownership.  Information concerning the holdings of certain Company stockholders is set forth above in the Summary and below under “BENEFICIAL OWNERSHIP OF SECURITIES.”

Possible Claims Against the Company.  You should be aware that because we stated in the IPO prospectus that we would not propose or seek stockholder approval to amend the requirements to distribute the amount in the IPO trust account and the remaining net assets of the Company if we did not complete an acquisition within the required time period, you may have securities law claims against the Company for rescission (under which a successful claimant would have the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of the security). In general, a claim for rescission must be made by a person who purchased shares pursuant to a defective prospectus or other representation, and within the applicable statute of limitations period, which, for claims made under federal law (Section 12 of the Securities Act) and most state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence.

Even if you do not pursue such claims, others may. The Company cannot predict whether stockholders will bring such claims, how many might bring them or the extent to which they might be successful. If such claims are made, it would impair our ability to complete the Citius transaction or any other transaction.

However, the Company’s Board of Directors believes that the benefits the Amendment would provide to the Company and its stockholders outweigh the risks of any possible claims. Accordingly, the Company’s Board of Directors believes that it is in the best interests of the Company’s stockholders to propose the Amendment.

THE AMENDMENT

The Company is proposing to amend its Certificate of Incorporation to essentially remove those provisions which cause the Company to be a special purpose acquisition corporation, which would include the following:

•	eliminate Article SIXTH, which (i) requires the Company to obtain prior stockholder approval of any acquisition by the Company, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction of an operating business (a “Business Combination”), (ii) sets forth stockholder procedure for approving or dissenting from any Business Combination, and (iii) requires the Company to dissolve and liquidate if a Business Combination is not consummated within 18 months following the Company’s IPO (or 24 months from such date if the Company has executed a letter or intent with respect to a potential Business Combination); and
•	redesignate Articles SEVENTH, EIGHTH, and NINTH as Articles SIXTH, SEVENTH and EIGHTH, respectively.

Regardless of whether the Amendment is approved, each Public Shareholder will receive its pro rata distribution of the IPO trust account, which will be liquidated. Upon liquidation of the IPO trust, the IPO trust agreement will be terminated.

A copy of the proposed Amendment to the Company’s Certificate of Incorporation is annexed to this proxy statement as Annex A.

Reasons for the Proposal

Amending the Company’s Certificate of Incorporation to remove those provisions relating to our status as a special purpose acquisition company was not contemplated by its IPO prospectus. Since the completion of its IPO, the Company has been dealing with many of the practical difficulties in connection with the identification of a business combination target, negotiating the attendant business terms, conducting the related due diligence and obtaining the necessary financial statements of the business combination target. During the course of its search for a candidate, commencing promptly upon completion of its IPO, the Company identified, evaluated and entered into discussions with several companies.

As the Company believes the acquisition of a majority interest in Citius to be in the best interests of its stockholders, and because the Company has determined that it will not be able to conclude the business transaction with Citius by April 5, 2008, the Company has determined it to be in the best interests of the Company and its stockholders to seek stockholder approval to remove Article SIXTH from its Certificate of Incorporation, which contains the specific obligations for operating as a special purpose acquisition corporation and to otherwise move forward to complete the Citius acquisition following completion of a private placement to raise the funds necessary to complete the acquisition.

If the Amendment is not approved, the Company will be required to dissolve and liquidate, and as such will not be able to complete the acquisition of a majority interest in Citius. As discussed in “Board Consideration and Approval” below, in considering the Amendment the Company’s Board of Directors came to the conclusion that the potential benefits of operating the Company not as a special purpose acquisition corporation and moving forward with respect to the acquisition of Citius outweighed the possibility of any liability as a result of the Amendment.

Required Vote

The affirmative vote of 95% of the shares issued in the IPO and the contemporaneous private placement which are cast at the meeting are required to approve the Amendment prior to April 5, 2008. However, on the date of the special meeting, only an affirmative vote of the holders of a majority of the outstanding shares of the Company’s outstanding common stock is required to approve the Amendment. Abstaining from voting or not voting, either in person or by proxy or by voting instruction, will have the same effect as a vote against the Amendment. The holders of the Private Shares intend to cast all their votes with respect to the proposal in favor of the Amendment

Board Consideration and Approval

After careful consideration of all relevant factors, the Company’s Board, consisting of four directors, has determined that the Amendment is fair to, and in the best interests of, the Company and its stockholders. The Board has approved and declared advisable adoption of the proposal to approve it, and recommends that you vote or direct that your vote be cast “FOR” such adoption.

Interest of the Company’s Management and Others in the Acquisition.  When you consider the recommendation of the Company’s Board of Directors that you vote in favor of the Amendment, you should keep in mind that the Company’s directors and other pre-IPO stockholders have interests in the Company following approval of the Amendment, relating to the proposed Citius acquisition, that are different from, or in addition to, yours. These interests include the following:

•	If the Amendment is not approved, the Company would be required to liquidate. In such event, the shares of common stock held by the Company’s directors and officers would be worthless, because the Company’s directors and officers are not entitled to receive any of the liquidation proceeds, and the warrants they hold to acquire 1,887,109 shares of the Company’s common stock at an exercise price of $5.00 per share will expire worthless.
•	All rights specified in the Company’s Certificate of Incorporation relating to indemnification by the Company of its directors and executive officers and rights of the Company’s directors to be exculpated from monetary liability with respect to prior acts or omissions, will not be affected by the Amendment and will continue if the Amendment is approved. If the Amendment is not approved and the Company liquidates, its ability to perform its obligations under those provisions will be substantially impaired since it will cease as a result of being required to be liquidated and dissolved.
•	If the Amendment is not approved and the Company is liquidated, the directors may have exposure under Delaware law to the claims of any creditors of the Company.
•	If the Amendment is approved, we intend to pursue the acquisition of a controlling interest in Citius. Rohit Phansalkar, one of our directors, owns five percent of the outstanding capital stock of Citius and is a director of Citius. Mr. Phansalkar’s firm, RKP Capital, Inc., would also receive a fee of 1.2% of any financing completed by Citius prior to November 24, 2010, which would include the Company’s acquisition of the Citius shares.

The Board’s Reasons for the Amendment, Its Conclusion, and Its Recommendation

The Company’s Board of Directors has concluded that the Amendment, which will allow the Company to proceed with seeking financing and pursuing the acquisition of a controlling interest in Citius following distribution of the IPO trust is in the best interests of the Company’s stockholders, since it believes the Company would benefit from its acquisition of a controlling interest in Citius. Although the Board believes that the Certificate of Incorporation provisions we are proposing to amend were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Certificate of Incorporation, the Board believes that circumstances require the Company to allow the April 5, 2008 deadline to expire, amend its Certificate of Incorporation, liquidate the IPO trust proceeds to the Company’s Public Stockholders, and then proceed with a private placement transaction necessary to provide funding for the Citius acquisition.

The Board of Directors believes that, if the Amendment is approved and no material liabilities are sought to be satisfied from the IPO trust account, the resulting redemption and distribution of the IPO trust account to the Company’s Public Stockholders would have no adverse effect on them, because there is no difference between the amounts they will receive from the IPO trust account if the Amendment is approved and such amounts if the Amendment is not approved.

Our Board of Directors has approved the Amendment and declared it advisable. Accordingly, if the Amendment is approved by the holders of the Company’s outstanding stock, the Company believes the Amendment will be valid and effective when filed with the Secretary of State of the State of Delaware in accordance with the applicable statutory provisions. Our Board of Directors determined that a fairness opinion would be of less value to the Company and its stockholders than the cost of obtaining it, and did not approach any third party about providing one.

In considering whether to propose the Amendment, our Board of Directors was mindful of and took into account the conflict, as described in the preceding subsection, between their respective personal pecuniary interests in successfully completing a business combination and the interests of Public Stockholders. The Board of Directors determined that their respective personal pecuniary interests, were substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s stockholders to the best of their ability.

After careful consideration of all relevant factors, the Company’s Board of Directors determined that the Amendment is fair to and in the best interests of the Company and its stockholders.

Abandonment

The Company has reserved the right to abandon the Amendment at any time prior to it becoming effective, even if the Amendment is approved by the Company’s stockholders.

The Board of Directors recommends that you vote “FOR” the Amendment.

INFORMATION ABOUT THE COMPANY

The Company was incorporated in Delaware on July 13, 2005, as a blank check company whose objective is to acquire, through a merger, capital stock exchange, asset acquisition or other similar business combination, a currently unidentified business with primary operations in India. Primarily all activity from April 5, 2006, the consummation date of the Company’s IPO described below, relates to the Company’s efforts in identifying an acquisition target in India.

The IPO and Trust Account.  The Company consummated its IPO on April 5, 2006 of 7,079,687 units, subject to the underwriters’ over-allotment option and the private placement sold to the existing officers and directors through an entity they own, and received net proceeds of approximately $54,600,251. On March 31, 2006, an additional 93,750 units were sold in a private placement to the existing officers and directors, through an entity they own. Each unit consists of one share of the Company’s common stock, $.0001 par value and one Redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant entitled the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a business combination with a target business or one (1) year from the effective date of the IPO and expiring five (5) years from the effective date of the IPO.

An amount of $54,913,370 or 97% of the gross proceeds of the IPO and the private placement ($7.76 per unit) was deposited in an interest-bearing trust account at JP Morgan Chase NY Bank maintained by American Stock Transfer & Trust Company and invested in United States Treasury Bills with maturity dates of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated with the Investment Company Act of 1940. The IPO trust account contained approximately $57,715,997 on December 31, 2007.

Regardless of whether the Amendment is approved, each Public Shareholder will receive its pro rata distribution of the IPO trust account, which will be liquidated. Upon liquidation of the IPO trust, the IPO trust agreement will be terminated.

Liquidation if Amendment Not Approved.  If the Company does not receive the necessary stockholder approval of the Amendment, the Company will be dissolved. The Company’s pre-IPO stockholders have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them immediately prior to the IPO. There will be no distribution with respect to the Company’s warrants.

Employees

The Company has four directors and four officers. These individuals are not obligated to contribute any specific number of hours per week and may devote only as much time as he deems necessary to the Company’s affairs. The Company has no paid employees.

Periodic Reporting and Audited Financial Statements

The Company has registered its securities under the Securities Exchange Act of 1934 (“Exchange Act”) and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, the Company’s annual reports contain financial statements audited and reported on by the Company’s independent accountants.

Legal Proceedings

The Company is not currently a party to any pending material legal proceedings.

BENEFICIAL OWNERSHIP OF SECURITIES

Five Percent Owners

Based upon filings made with the Securities and Exchange Commission under Section 13(d) or Section 16(a) of the Exchange Act on or before March 5, 2008, the Company is aware of the following beneficial owners of more than 5% of any class of its voting securities who are listed in the table below.

Name and Address of Beneficial Owner	Shares of Company Common Stock	Approximate Percentage of Outstanding Common Stock(1)
QVT Financial LP 1177 Avenue of the Americas, 9th Floor New York, NY 10036(1)	437,100	5.10%
Deutsche Bank AG Theodor-Heuss-Allee 70 60468 Frankfurt am Main Federal Republic of Germany(2)	751,553	8.38%
Jonathan M. Glaser 11601 Wilshire Boulevard, Suite 2180 Los Angeles, CA 90025(3)	894,689	9.90%
Andrew M. Weiss, Ph.D. 29 Commonwealth Ave., 10th Floor Boston, MA 02116(4)	472,600	5.50%
The Baupost Group, L.L.C. 10 St. James Avenue, Suite 2000 Boston, MA 02116(5)	814,400	9.08%
Millenco, L.L.C.(6) C/O Millenium Management, L.L.C. 666 Fifth Avenue New York, NY 10022	248,183	2.8%
Azimuth Opportunity, Ltd. C/O Qwomar Complex, 4th Floor P.O. Box 3710 Road Town, Tortola British Virgin Islands	451,500	5.03%
Phoenix India Management Company LLC 590 Madison Avenue, 6th Floor New York, NY 10022(7)	480,468	5.36%
Korenvaes Capital Partners L.P. 200 Crescent Court, Suite 1070 Dallas, TX 75201(8)	556,012	6.2%

(1)	QVT Financial LP (“QVT Financial”) is the investment manager for QVT Fund LP (the “Fund”), which beneficially owns 355,911 shares of Common Stock, and for Quintessence Fund L.P. (“Quintessence), which beneficially owns 38,236 shares of Common Stock. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the “Separate Account”), which holds 42,953 shares of Common Stock. QVT Financial has the power to direct the vote and disposition of the Common Stock held by the Fund, Quintessence and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 437,100 shares of Common Stock, consisting of the shares owned by the Fund and Quintessence and the shares held in the Separate Account. QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of Common Stock reported by QVT Financial. Each of QVT Financial and QVT Financial GP LLC disclaims beneficial ownership of the shares of Common Stock owned by the Fund and Quintessence and held in the Separate Account. The percentage disclosed is calculated based upon the total number of shares issued and outstanding reported in the Issuer’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on November 13, 2007.
(2)	In accordance with Securities Exchange Act Release No. 39538 (January 12, 1998), the filing by Deutsche Bank AG reflects the securities beneficially owned by the corporate and investment banking business group and the corporate investments business group (collectively, “CIB”) of Deutsche Bank AG and its subsidiaries and affiliates (collectively, “DBAG”). The filing does not reflect securities, if any, beneficially owned by any other business group of DBAG. CIB disclaims beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which CIB or its employees have voting or investment discretion, or both, and (ii) certain investment entities, of which CIB is the general partner, managing general partner, or other manager, to the extent interests in such entities are held by persons other than CIB.
(3)	Schedule 13G/A was filed jointly by Jonathan M. Glaser, JMG Capital Management Inc. (“JMG Inc.”), JMG Capital Management, LLC (“JMG LLC”) Daniel Albert David, Roger Richter, Pacific Assets Management, LLC (“PAM”) Pacific Capital Management, Inc. (“PCM”) JMG Triton Offshore Fund, Ltd. (the “Triton Fund”) (collectively, the “Filers”). PAM and JMG LLC are investment advisers whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Stock. No client other than the Triton Fund separately holds more than five percent of the outstanding Stock. PAM is the investment adviser to the Triton Fund and PCM is a member of PAM. JMG LLC is the general partner and investment adviser of an investment limited partnership and JMG Inc. is a member of JMG LLC. Mr. Glaser, Mr. David and Mr. Richter are control persons of PCM and PAM. Mr. Glaser is the control person of JMG Inc. and JMG LLC.
(4)	Shares reported for Andrew Weiss include shares beneficially owned by a private investment partnership of which Weiss Asset Management is the sole general partner and which may be deemed to be controlled by Mr. Weiss, who is the Managing Member of Weiss Asset Management, and also includes shares held by a private investment corporation which may be deemed to be controlled by Mr. Weiss, who is the managing member of Weiss Capital, the Investment Manager of such private investment corporation. Dr. Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by him except to the extent of his pecuniary interest therein. The 323,487 shares reported for Weiss Asset Management include shares beneficially owned by a private investment partnership of which Weiss Asset Management is the sole general partner. The 149,113 shares reported for Weiss Capital include shares beneficially owned by a private investment corporation of which Weiss Capital is the sole investment manager. The percent of class computations are based on shares of common stock outstanding as of November 13, 2007, as reported in the Company’s Form 10-Q, dated as of November 14, 2007.
(5)	The Baupost Group, L.L.C. (“Baupost”) is a registered investment adviser. SAK Corporation is the Manager of Baupost. Seth A. Klarman, as the sole Director of SAK Corporation and a controlling person of Baupost, may be deemed to have beneficial ownership under Section 13(d) of the securities beneficially owned by Baupost. Securities reported on this Schedule 13G as being beneficially owned by Baupost include securities purchased on behalf of various investment limited partnerships.
(6)	Millenium Management, L.L.C. is the Manager of Millenco, L.L.C. (“Millenco”) and may be deemed to have voting control and investment discretion over securities owned by Millenco. Israel A. Englander is the managing member of Millenium Management, L.L.C. and may be deemed to be the beneficial owner of any shares deemed to be beneficially owned by Millenium Management, L.L.C.
(7)	Messrs. Panjwani, Akella, Wadekar and Phansalkar, officers of the Company, are joint and equal owners of this limited liability company and Mr. Akella serves as its managing member.
(8)	Korenvaes Capital Management LP is the general partner and investment manager of Korenvaes Capital Partners LP. Korenvaes LLC is the general partner of Korenvaes Capital Management LP. Harlan B. Korenvaes is the managing member and central person of Korenvaes LLC.

None of the above stockholders has any voting rights that are different from the voting rights of any other stockholders.

The Company Officers and Directors

The following table sets forth information with respect to the beneficial ownership of the Company common shares, as of March 5, 2008, by:

•	each director and executive officer; and
•	all directors and officers as a group.

Name(1)	Shares of the Company Common Stock		Approximate Percentage of Outstanding Common Stock(2)
Raju Panjwani	329,244	(2)	3.67%
Ramesh Akella	418,910	(2)(3)	4.67%
Shekhar Wadekar	345,244	(2)(4)	3.85%
Rohit Phansalkar	313,243	(2)(5)	3.49%
Phoenix India Management Company LLC(6)	480,468	(7)	5.36%
Directors and officers as a group (four persons)	1,406,641	(7)(8)	15.69%

(1)	Unless otherwise indicated, the business address of each of the individuals and entities is c/o Phoenix India Acquisition Corp., 590 Madison Avenue, 6th Floor, New York, NY 10022.
(2)	Excludes such individuals’ pro rata portion of the shares owned by their affiliated entity, Phoenix India Management Company LLC.
(3)	Includes (i) an aggregate of 30,000 shares held by Mr. Akella’s brothers and sister-in-law and (ii) 78,126 shares which Mr. Akella has agreed to transfer only in the event the shares are released from escrow.
(4)	Represents shares held in four trusts for the benefit of Mr. Wadekar, his wife and children. Neither Mr. Wadekar, nor his wife, serve as trustees of these trusts.
(5)	Includes an aggregate of 30,000 shares held by Mr. Phansalkar’s wife, his son and as custodian for the benefit of his daughters.
(6)	Messrs. Panjwani, Akella, Wadekar and Phansalkar are joint and equal owners of this limited liability company and Mr. Akella serves as its managing member.
(7)	In consideration of a loan to fund the purchase of the private placement units, 386,718 of these shares will be transferred to the funding entity at such time, if ever, as they are released from escrow.
(8)	The officers and directors will hold warrants to purchase an aggregate of 1,887,109 shares, which warrants are substantially identical to the warrants contained in the units.

None of the above stockholders has any voting rights that are different from the voting rights of any other stockholders.

THE PROPOSED ACQUISITION

As previously announced on March 4, 2008, we entered into an agreement to purchase convertible preferred shares of Citius Power Limited, a company registered under the laws of the Republic of Mauritius (“Citius”), representing 65% of the common shares of Citius on an as converted, fully diluted basis. Citius, through a 99.99% owned subsidiary in India (also called Citius Power Limited), has entered into agreements to purchase up to 109 Megawatts (“MW”) of wind energy assets in India and has a business plan to own and operate 3,000 MW of wind energy generating assets in India, subject to availability of financing.

Citius’ subsidiary in India has entered into agreements (“Purchase Agreements”) to acquire operating wind energy assets with a total capacity of 109 MW. The assets include wind turbines, the land (or rights to use the land) on which the assets are installed, rights under a power purchase agreement (“PPA”), and receivables and liabilities associated with the assets (“Wind Energy Assets”). Simultaneously with the closing of the Company’s investment, Citius would close on Wind Energy Assets having a total capacity of 33 MW, for which all the legal, technical and financial due diligence has been satisfactorily completed. Additional capacity of approximately 22 MW where such due diligence has also been completed, would be acquired within 90 days from closing of the Company’s investment.

Citius would then seek additional financing to acquire the remaining 54 MW of Wind Energy Assets.

The operating Wind Energy Assets subject to Purchase Agreements are high quality, cash flow generating and relatively new (with an average age of five years), and are contracted against a PPA. The negotiated purchase price of these assets is based on a multiple of the Wind Energy Assets’ historic EBITDA.

The generation from all of these Wind Energy Assets is contracted under long term (approximately 20 years) PPAs with either the distribution companies of the relevant State Electricity Boards (“SEBs”), or independent third party purchasers, helping to ensure the security of cash flow of such assets for the duration of the PPA term. The Wind Energy Assets being acquired have been well-maintained by the operations and maintenance (“O&M”) contractors and have excellent performance records.

Citius has an India-based, seasoned management team that includes entrepreneurs, who have managed several successful businesses in India and one of the leading experts in installation of Wind Power facilities in India. The Advisory Board comprises prominent leaders from industry, banking and government.

We intend to raise funds through a private placement to complete the Citius transaction. However, there is no assurance that we will be able to do so.

STOCKHOLDER PROPOSALS

If the Amendment is approved, the Company’s 2008 annual meeting of stockholders will be held on or about September 15, 2008 unless the date is changed by the Board of Directors. If you are a stockholder and you want to include a proposal in the proxy statement for that annual meeting, you need to provide it to us by no later than August 1, 2008. You should direct any proposals to our secretary at the Company’s principal office at 590 Madison Avenue, 6th Floor, New York, NY 10022. If you want to present a matter of business to be considered at the meeting, under the Company’s by-laws you must give notice of the matter, in writing, to our corporate secretary, between July 1, 2008 and July 31, 2008

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the Securities and Exchange Commission, the Company and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of the Company’s annual report to stockholders and proxy statement. Upon written or oral request, the Company will deliver a separate copy of the annual report to stockholders and/or proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing us at our principal executive offices at 590 Madison Avenue, 6th Floor, New York, NY 10022.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC web site containing reports, proxy statements and other information at http://www.sec.gov.

Information and statements contained in this proxy statement or any annex are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to or incorporated by reference into this proxy statement.

All information contained or incorporated by reference in this proxy statement relating to the Company has been supplied by the Company, and all such information relating to Citius has been supplied by Citius. Information provided by either of us does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this proxy statement, or if you have questions about the Amendment, you should contact:

Ramesh Akella
Phoenix India Acquisition Corp.
590 Madison Avenue
6th Floor
New York, New York, 10022

This proxy statement incorporates important business and financial information about the Company that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request. The request should be sent to:

Ramesh Akella
Phoenix India Acquisition Corp.
590 Madison Avenue
6th Floor
New York, New York, 10022

To obtain timely delivery of requested materials, security holders must request the information no later than five business days before the date they submit their proxies or attend the special meeting. The latest date to request the information to be received timely is March 26, 2008.

ANNEX A

PROPOSED AMENDMENT
CERTIFICATE OF AMENDMENT OF
THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF PHOENIX INDIA ACQUISITION CORP.
PURSUANT TO SECTION 242 OF THE
DELAWARE GENERAL CORPORATION LAW

PHOENIX INDIA ACQUISITION CORP., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its board of directors, hereby certifies as follows:

1. The name of the Corporation is “Phoenix India Acquisition Corp.”

2. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 15, 2005.

3. The date of filing of the Corporation’s Amended and Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware was July 21, 2005.

4. The date of filing of a Certificate of Amendment to the Corporation’s Amended and Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware was January 11, 2006.

5. The date of filing of the Corporation’s Second Amended and Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware was March 2, 2006.

6. This Amendment was duly approved and adopted by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware (“GCL”).

7. Article SIXTH of the Certificate of Incorporation of the Corporation, as heretofore amended, restated and corrected, is hereby terminated in its entirety.

8. Article SEVENTH of the Certificate of Incorporation of the Corporation, as heretofore amended, restated and corrected, shall hereby be designated as Article SIXTH.

9. Article EIGHTH of the Certificate of Incorporation of the Corporation, as heretofore amended, restated and corrected, shall hereby be designated as Article SEVENTH.

10. Article NINTH of the Certificate of Incorporation of the Corporation, as heretofore amended, restated and corrected, shall hereby be designated as Article EIGHTH.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by , its , as of the day of , 2008.

A-1

PROXY

PHOENIX INDIA ACQUISITION CORP.
590 Madison Avenue, 6th Floor
New York, New York 10022

SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF PHOENIX INDIA ACQUISITION CORP.

The undersigned appoints Ramesh Akella with full power to act as proxy, with the power to appoint a substitute, and thereby authorize him to represent and to vote, as designated on the reverse side, all shares of common stock of the Company held of record by the undersigned on March 10, 2008 at the Special Meeting of Stockholders to be held on April 8, 2008, and any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO
A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. THE COMPANY’S
DIRECTORS RECOMMEND A VOTE “FOR” THE PROPOSAL SHOWN ON THE REVERSE SIDE.

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.
[Continued, and to be signed on reverse side]

Phoenix India Acquisition Corp.

To Vote Your Proxy By Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

	FOR	AGAINST	ABSTAIN
1. To eliminate Article SIXTH from the Company’s Certificate of Incorporation and redesignate Articles SEVENTH, EIGHTH, and NINTH as Articles SIXTH, SEVENTH, and EIGHTH respectively.	☐	☐	☐

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature:	Signature:	Dated:

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder must sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer.

YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF TWO WAYS:

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Your internet vote authorizes the named Proxies to vote in the same manner as if you
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